Exhibit 99.2

Third Quarter 2005 Earnings Overview

IT’S JUST THE BEGINNING

Forward Looking Statements

This Presentation contains “forward-looking statements” within the meaning of the federal securities laws. The forward-looking statements in the presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) an inability of the company to realize elements of its strategic plan for 2005 and beyond, including, but not limited to, an inability to maintain asset quality, meet targeted non-performing asset levels, and meet targeted returns on assets; (ii) increases in competitive pressure in the banking industry; (iii) general economic conditions, either nationally or regionally, that are less favorable than expected; (iv) changes which may occur in the regulatory environment and (v) other factors which are more fully described in our periodic filing with the Securities and Exchange Commission. When used in this presentation, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions as they relate to BancGroup (including its subsidiaries) or its management are intended to identify forward-looking statements. Forward-looking statements speak only as to the date they are made. BancGroup does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

IT’S JUST THE BEGINNING

1

Overview

Record Earnings in 3Q 2005

Net Income of $61.3 million; up 34% over 3Q 2004 EPS of $0.39; up 15% over 3Q 2004

Strong increase in revenues1 up 27% over 3Q 2004

8th consecutive quarter of expanded Net Interest Margin

Net Interest Income increased 25% over 3Q 2004; 6% over 2Q05 Noninterest Income1 increased 34% over 3Q 2004; 7% over 2Q05

Solid Internal Loan Growth2 of 9.7% over prior year, 9.6% annualized from the end of 2Q

Outstanding Deposit Growth3

Average Deposits grew internally 17% from the 3Q04; 18% annualized over 2Q 2005 Florida Franchise had 26% internal growth in period-end deposits from September 30, 2004

1Excluding nonrecurring items

2Excluding Mortgage Warehouse Lending, acquisitions and sale of branches 3Excluding acquisitions, sale of branches and brokered deposits

IT’S JUST THE BEGINNING

2

Overview (cont’d)

Excellent Credit Quality

Nonperforming Assets Ratio at a very low level of 0.24%

Excellent net charge off history; 0.10%* for the quarter and 0.15%* YTD

Balance Sheet Transactions

Prepaid $30 million in long-term debt, recognized losses of $1.7 million

Sold another $500 million in mortgage warehouse assets to a third party commercial paper conduit Completed an accelerated share repurchase of 1,359,927 shares of common stock or 0.88% of the outstanding shares at June 30, 2005.

*Annualized

IT’S JUST THE BEGINNING

3

In the Right Places

Colonial is in four of the fastest growing states in the country 70%* of Total Deposits are in Florida, Georgia, Texas and Nevada 57%* of Total Deposits are in Florida Projected population growth from 2005-2010 is expected to be 10.5%

*	At 9/30/05

IT’S JUST THE BEGINNING

4

Florida Franchise

Entered Florida in July of 1996

Began Florida franchise with $232 million in assets, 8 branches in Orlando

Florida at 9/30/05:

57% of Deposits in Florida – Total Deposits of $8.7 Billion 55% of Assets in Florida – Total Assets of $11.7 Billion 51% of Branches in Florida – Total Branches – 158

Strong loan and deposit growth

YTD loan growth, excluding acquisitions and mortgage warehouse, 14% annualized YTD deposit growth, excluding acquisitions, 25%, annualized; 26% year-over-year

IT’S JUST THE BEGINNING

5

Florida Franchise and Current Population

CENTRAL FLORIDA

Assets = $3.1 Billion Deposits = $2.8 Billion 59 Branches

MORTGAGE WHSE.

Assets = $2.2 Billion Deposits = $628 Million

SOUTH FLORIDA

Assets = $3.1 Billion Deposits = $2.7 Billion 45 Branches

FLORIDA WEST COAST

Assets = $2.9 Billion Deposits = $2.5 Billion 53 Branches

PANHANDLE

Assets = $381 Million Deposits = $62 Million 1 Branch

Current Population 2,500,000

500,000

100,000

Current Branches at 9/30/05

Planned Branches through 12/31/05

6

Earnings Per Share

(diluted) $1.33 $1.16 $1.20 $1.15 $1.06 $1.00 $0.98 $0.39 $0.34

11%

17% 3% 9% 6%

15%

2000 2001 2002 2003 2004

Sept. YTD 04

Sept. YTD 05

3Q04 3Q05

IT’S JUST THE BEGINNING

7

Net Income

($ in millions) $175 $171 $150 $140 $128 $122 $115

17% 34% 7% 15% 6% $61 $46

34%

2000 2001 2002 2003 2004

Sept. YTD 04

Sept. YTD 05

3Q04

3Q05

IT’S JUST THE BEGINNING

8

Net Interest Income

($ in millions) $585 $532 $507 $461 $422 $427 $400 $188 $150

15%

10% 25% 9% 6%

25%

2000 2001 2002 2003 2004

Sept. YTD 04

Sept. YTD 05

3Q04

3Q05

IT’S JUST THE BEGINNING

Net Interest Income

Net Interest Income increased 25% over 3Q04 and 6% over 2Q05

Overall Average Earning Assets increased $740 million over 2Q05; yield up 32 bps

Loans comprised 75% of Average Earning Assets in 3Q05

77% of loans are adjustable or variable rate

Securities comprised 16% of average earning assets in the quarter and 15% at period end

Strong Average Deposit Growth replaced Costly Wholesale Borrowings

Average Deposits increased $1.3 billion or 9.6% linked quarter; internal growth in average deposits 1 was $581 million or 18% annualized for the quarter Deposits comprised 76% of average funding in 3Q05 vs. 72% in 2Q05

Cost of Interest Bearing Deposits was 119 bps less than the Rate on Average Wholesale Borrowings in 3Q05

Cost of interest bearing non-time deposits was 144 bps less than the average rate on short-term borrowings Cost of time deposits was 124 bps less than the average rate on long-term debt

1 Excluding acquisitions, sale of branches and brokered deposits

IT’S JUST THE BEGINNING

Average Deposits

($ in millions) $8,435 $8,075 $8,734 $9,419 $10,862

4%

4%

8%

15% $10,588 $13,564 $14,786

$13,489

28%

16% 1

38%*

18% 1*

2000 2001 2002 2003 2004

Sept. YTD 04

Sept. YTD 05

2Q05

3Q05

1 Excluding acquisitions, sale of branches, and brokered deposits *Annualized

IT’S JUST THE BEGINNING

Net Interest Margin Improvement

4.00% 3.90% 3.80% 3.70% 3.60% 3.50% 3.40% 3.30%

3.83% 3.78% 3.72% 3.68% 3.64% 3.58% 3.60% 3.53% 3.43%

3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05

IT’S JUST THE BEGINNING

Net Interest Margin

NIM up 5 bps to 3.83% in 3Q05 from 3.78% in 2Q05

8th Consecutive Quarter of NIM Expansion

NIM expansion was primarily driven by the deleveraging transaction completed in the 2Q05 which was partially offset by the increase in average mortgage warehouse related assets which have less spread than other lending activities

Average Earning Asset Growth of $740 million was funded with deposit growth of $1.3 billion

IT’S JUST THE BEGINNING

Credit Quality

Nonperforming Assets ratio was 0.24% at September 30, 2005

Net Charge-Off Ratio was 0.10%* for the quarter and 0.15%* for the nine months ended 9/30/05

Provision exceeded net charge-offs in 3Q05 and YTD05

Past dues > 30 days were 0.58% of net loans, up slightly from 0.45% at 6/30/05

Allowance for loan losses was 1.14%, or 468% of nonperforming assets

*Annualized

IT’S JUST THE BEGINNING

Noninterest Income

($ in millions)

3Q05 2Q05 $ Change % Change

Service charges on deposit accounts $15.3 $14.8 $0.5 3%

Financial planning services 3.6 3.1 0.5 16%

Electronic banking 3.9 3.9 0.0 0%

Mortgage banking 4.5 2.9 1.6 55%

Mortgage warehouse fees 4.5 3.9 0.6 15%

Bank-owned life insurance 3.6 3.5 0.1 3%

Other income (2) 8.5 11.6 (3.1) -27%

43.9 43.7 0.2 0%

Securities (losses)gains, net 0.0 (3.5) 3.5

Gain on sale of branches 0.0 9.6 (9.6)

Total Noninterest Income $43.9 $49.8 ($5.9) -12%

Noninterest Income to Average Assets (1) 0.81% 0.85%

Noninterest Income to Total Revenue (1) 18.9% 19.8%

(1) Excluding net losses on sales of securities and gain on sale of branches (2) Includes nonrecurring gains of $84,000 in 3Q05 and $2.8 million in 2Q05.

IT’S JUST THE BEGINNING

Noninterest Expense

($ in millions)

3Q05 2Q05 $ Change % Change

Salaries and employee benefits $70.2 $64.9 $5.3 8%

Occupancy expense of bank premises, net 15.8 15.1 0.7 5%

Furniture and equipment expense 11.4 10.7 0.7 7%

Professional Services 5.5 5.2 0.3 6%

Amortization of intangibles 3.0 3.2 (0.2) -6%

Advertising 3.6 2.7 0.9 33%

Other expense 22.0 22.3 (0.3) -1%

131.5 124.1 7.4 6%

Merger related expenses 0.6 2.1 (1.5)

Net losses related to the early extinguishment of debt 1.7 5.6 (3.9)

Total Noninterest Expense $133.8 $131.8 $2.0 2%

Efficiency Ratio (1) 56.87% 56.97%

Noninterest Expense to Average Assets (2) 2.47% 2.45%

(1) Noninterest income excludes net losses on sale of securities and gain on sale of branches. Noninterest expense excludes losses related to the early extinguishment of debt.

(2)	Excludes net losses related to the early extinguishment of debt

IT’S JUST THE BEGINNING

Outlook

Sale of 13 branches in Northwest Alabama is expected to close in November 2005. The Company expects to sell approximately $375 million in deposits and $50 million in loans.

Net interest margin is expected to increase modestly in the fourth quarter of 2005 Asset quality is expected to remain excellent for 2005 Continued good deposit growth and solid loan growth for the remainder of the year

Diluted earnings per share is expected to be in line with street mean estimate of $1.53 for 2005

There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

IT’S JUST THE BEGINNING

Supplemental

IT’S JUST THE BEGINNING

Deposits and Assets by State—9/30/05

Deposits

Florida 57%

Corporate 5%

Nevada 4%

Texas 4%

Georgia 5%

Alabama 25%

Assets

Florida 55%

Nevada 4%

Texas 6%

Georgia 6%

Corporate 10%

Alabam

a 19%

IT’S JUST THE BEGINNING

Growing Retail Franchise – Branches by State

At 9/30/05

FL 158

51%

34%

TX 12

NV 13

GA 21

AL 106

Planned Branch Activity for the remainder of 2005:

New Branches:

Florida—2 Texas -1

Planned Alabama Branch Sale: 13

Projected to 12/31/05

FL 160

53%

31%

AL 93

TX 13

NV 13

GA 21

IT’S JUST THE BEGINNING

Superior Projected Population Growth

2005—2010 Population Growth

Colonial BancGroup, Inc. 10.46%

Compass Bancshares, Inc. 9.74

South Financial Group, Inc. 8.66

SunTrust Banks, Inc. 8.62

Wachovia Corporation 8.51

Synovus Financial Corp. 7.17

Bank of America Corporation 6.58

BB&T Corporation 6.58

AmSouth Bancorporation 6.05

Regions Financial Corporation 5.79

First Horizon National Corporation 5.40

Fifth Third Bancorp 4.60

Trustmark Corporation 4.13

Whitney Holding Corporation 3.45

BancorpSouth, Inc. 3.23

Median 6.58%

Low 3.23

High 10.46

Source: SNL Financial. Deposit data as of 6/30/04.

Population growth deposit weighted.

IT’S JUST THE BEGINNING

Loan Portfolio Distribution

($ in millions)

Period-end Balance 6/30/05 Mortgage Warehouse Securitization Internal Growth Period-end Balance 9/30/05

Commercial real estate and construction $9,462 $- $232 $9,694

Single-family real estate 2,324 - 88 2,412

Other loans 1,464 - 6 1,470

Home equity lines 614 - 7 621

Total $13,864 $- $333 $14,197

Mortgage warehouse lending $713 $(187) $1 $527

Loans held for sale $751 $(313) $362 $800

IT’S JUST THE BEGINNING

NPAs Consistently Below Industry

(as originally reported)

All FDIC insured commercial banks (as of 6/30/05)

Colonial BancGroup

4.50%

4.00%

3.50%

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

1.17%1.25%

0.85% 0.78% 0.84%

0.71% 0.78% 0.60% 0.55% 0.64% 0.65% 0.54%

0.29% 0.29%

0.24% 0.20%

‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q05 2Q05 3Q05

IT’S JUST THE BEGINNING

Net Charge-Offs/Average Loans

All FDIC Insured Commercial Banks Southern Regionals* Colonial BancGroup

1.60%

1.40%

1.20%

1.00%

0.80%

0.60%

0.40%

0.20%

0.00%

0.51% 0.47%

0.33%

0.28%0.29%0.31%

0.23%0.23%0.21%0.21% 0.21% 0.19% 0.13% 0.18% 0.15% 0.09% 0.10%

‘91 ‘92 ‘93 ‘94 ‘95 ‘96 ‘97 ‘98 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 1Q051 2Q05 1 3Q05 1

1	Annualized *Source: Sandler O’Neill & Partners

IT’S JUST THE BEGINNING

Balance Sheet Growth & Mix Contribute Favorably to Interest Rate Risk

(as of 9/30/05 or as reported 3rd Quarter of 2005)

77% of loan portfolio is variable or adjustable rate

Loans, excluding mortgage warehouse, grew 10%1 annualized from 12/31/04

Loan yields, excluding mortgage warehouse, up 32 bps over 2Q

Securities represented 15% of earning assets at 9/30/05

Average deposits grew 18%1 annualized from 2Q05; 16%1 year-over-year

Total Deposit Mix: 59%—Non-time; 21%—Noninterest Bearing DDA

1Excluding acquisitions, branch sale and brokered deposits

IT’S JUST THE BEGINNING